ACCUMULATED OTHER COMPREHENSIVE LOSS	12 Months Ended
Dec. 31, 2018
ACCUMULATED OTHER COMPREHENSIVE LOSS
ACCUMULATED OTHER COMPREHENSIVE LOSS

22.ACCUMULATED OTHER COMPREHENSIVE LOSS

		Defined
	Cash flow hedges	benefit plans	Total

Balance as of December 31, 2015	$(40,436)	$(36,408)	$(76,844)
Other comprehensive (loss) income	(10,756)	3,693	(7,063)
Balance as of December 31, 2016	(51,192)	(32,715)	(83,907)
Other comprehensive income (loss)	47,212	(5,133)	42,079
Balance as of December 31, 2017	(3,980)	(37,848)	(41,828)
Other comprehensive loss	(10,938)	(9,290)	(20,228)
Balance as of December 31, 2018	$(14,918)	$(47,138)	$(62,056)

No significant amount is expected to be reclassified in income over the next 12 months in connection with derivative financial instruments designated as cash flow hedges. The balance is expected to reverse over an 8¼ year period.